UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2014

                       ENVISION SOLAR INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                    000-53204                  26-1342810
----------------------------- -------------------------- -----------------------
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

    7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA                 92111
-----------------------------------------------------  -------------------------
      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (858) 799-4583


         -------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))











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SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
-------------------------------------------------

         As of March 6, 2014, Envision Solar International, Inc. (the "Company") has sold a total of 4,050,000 units ("Units") of its securities to two accredited investors raising total capital of $607,500 pursuant to the Company's private placement of Units which commenced on January 14, 2014. Each Unit consists of one share of common stock ("Share") and one common stock purchase warrant ("Warrant"). The purchase price per Unit is $0.15. Each Warrant is exercisable for a period of thirty six (36) months from the date of issuance at an exercise price of $0.15 per Share. The private placement is being made pursuant to Rule 506(b) of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.


                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENVISION SOLAR INTERNATIONAL, INC.

Date: March 11, 2014              By: /s/ Desmond Wheatley
                                      ------------------------------------------
                                       Desmond Wheatley, Chief Executive Officer






























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